UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  January 23, 2009

THE BUREAU OF NATIONAL AFFAIRS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)
2-28286	53-0040540
(Commission File Number)	(IRS Employer Identification No.)

1801 South Bell Street, Arlington, Virginia	22202
(Address of principal executive offices)	(Zip Code)

(703) 341-3000
Registrant's telephone number, including area code

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐   Written Communications pursuant Rule 425 under the Securities Act (17 CFR230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
CERTAIN OFFICERS.

Director Susan E. Rice resigned from the Company's Board of Directors effective January 23, 2009 upon affirmation as the U.S. permanent representative to the United Nations.

ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAW; CHANGE IN FISCAL YEAR.

On February 12, 2009, the Company's Board of Directors voted to change the Corporation's by-laws.

By resolution of the Board of Directors, the following paragraphs were amended:

Section III, Paragraph 8(a): The following sentence was deleted:  “Five nominees shall be neither stockholders of the Corporation nor active or retired officers or employees of the Corporation or of one of its subsidiary corporations.[1]”

Section V, Paragraph 1(a): The first sentence was amended to read as follows:  “At least three, but no more than five, persons who are neither stockholders of the Corporation nor active or retired officers or employees of the Corporation or one of its subsidiary corporations shall be elected or appointed as directors.” A new second sentence was added that reads, “The exact number of nominees who shall be neither stockholders of the Corporation or of one of its subsidiary corporations shall be fixed from time to time solely by resolution of the Board of Directors, acting by the vote of not less than a majority of the directors then in office.”

Section V, Paragraph 1(b): The first sentence which initially read, “Other than the five persons elected or appointed as directors…” was amended to delete the word “five.”

Section V, Paragraph 3:  Two sentences were added at the beginning of the paragraph: "The number of directors which shall constitute the whole Board of Directors shall be not less than ten (10) nor more than fifteen (15). The exact number within said limits shall be fixed from time to time solely by resolution of the Board of Directors, acting by the vote of not less than a majority of the directors then in office." The original first sentence of the paragraph, which read, "The Board of Directors shall consist of fifteen (15) members who shall be elected by the Class A stockholders at the regular annual meeting of stockholders," was amended to delete the words "shall consist of fifteen (15) members who."

Item 9.01    FINANCIAL STATEMENTS AND EXHIBITS

C.  Exhibits

Exhibit No.   Description

3.2	BY-LAWS OF THE BUREAU OF NATIONAL AFFAIRS, INC., As adopted by the Board of Directors September 6, 2001, As last amended February 12, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         The Bureau of National Affairs, Inc.
                                        (Registrant)

                                        /s/ Paul N. Wojcik
                                        Paul N. Wojcik
                                        Chairman of the Board and Chief Executive Officer

Date:  February 18, 2009